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                                                                   EXHIBIT 10.15


                  AMENDMENT EFFECTIVE AS OF NOVEMBER 17, 1994
                    TO FEBRUARY 19, 1987 RESTATED AGREEMENT
                 ---------------------------------------------



       This Agreement between Champion International Corporation, a New York corporation (the "Company"), and Andrew C. Sigler (the "Executive") is effective as of November 17, 1994.

       WHEREAS, the Company and the Executive entered into a Restated Agreement as amended February 19, 1987 and as further amended as of April 21, 1988, August 18, 1988 and September 19, 1991 (the "Restated Agreement") providing for the continuance of the Executive in the employ of the Company upon the terms and conditions set forth therein; and

       WHEREAS, the Restated Agreement provides a certain annual retirement benefit, and the Executive fully vested in such benefit on September 30, 1989; and

       WHEREAS, in recognition of the Executive's services as Chairman of the Board of Directors and Chief Executive Officer since September 30, 1989, the Company wishes to enhance the annual retirement benefit provided in the Restated Agreement;

       NOW, THEREFORE, it is hereby agreed by and between the parties as follows:

       1. Subparagraph 8(a)(iv) of the Restated Agreement is hereby amended by deleting therefrom the words "in the amounts that he and she would have received pursuant to such subparagraph 9(b)(i) and (ii) without regard to the offsets set forth in subparagraph 9(b)(iii) below, had he continued in the employ of the Company through September 30, 1989,".

       2. The heading of subparagraph 9(b) of the Restated Agreement is hereby amended in its entirety to read "Retirement".

       3. The first sentence of subparagraph 9(b)(i) of the Restated Agreement is hereby amended in its entirety to read:

               "Effective November 17, 1994, the Executive is indefeasibly vested, subject to subparagraph 9(b)(iv) and paragraph 10, in a monthly retirement allowance, subject to any reduction required by subparagraph 9(b)(iii), equal to one-twelfth (1/12) of seventy percent (70%) of the Executive's Average Annual Compensation, as hereafter defined, less one-twelfth (1/12) of fifty percent (50%) of the Executive's annual Social Security Benefits".


       4. Clause (II) at the end of subparagraph 9(b)(ii) of the Restated Agreement is hereby amended in its entirety to read:

               "(II) in the case of clause (b)(ii)(B) above, sixty percent (60%) of the monthly



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       retirement allowance that would have been payable to the Executive under subparagraph (b)(i) immediately above (prior to any reduction required by subparagraph (b)(iii) immediately below) had the Executive retired on the day before his death."

       5. The paragraph titled "Retirement" under the heading of "For Active Employees" in Exhibit G to the Restated Agreement is hereby amended by deleting therefrom the words "as if the Executive had continued in the employ of the Company through September 30, 1989,".

       6. The Company and the Executive understand and agree that all references in the Restated Agreement to the provisions thereof that are amended hereby shall be deemed to be references to such provisions as amended hereby.

       7. Except as amended hereby, all of the terms and conditions set forth in the Restated Agreement shall continue in full force and effect without change.

       IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its seal to be affixed hereto, and the Executive has executed this Agreement, all as of November 17, 1994.


                                  CHAMPION INTERNATIONAL CORPORATION





                                  By /s/ LAWRENCE G. RAWL
                                     ------------------------------------------
                                     Chairman of the Compensation and Stock
                                     Option Committee
Attest:






/s/ LAWRENCE A. FOX
--------------------------------
Vice President and Secretary



                                     /s/ ANDREW C. SIGLER
                                     -----------------------------------------
                                     Andrew C. Sigler




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